UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 13, 2010

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(state or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 19, 2010, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Company”), completed the public offer and sale of $500,000,000 aggregate principal amount of its 3.000% Senior Notes due May 19, 2014 (the “Senior Notes”), unconditionally guaranteed by the Company (the “Guarantees” and together with the Senior Notes, the “Debt Securities”). The Debt Securities were sold pursuant to an underwriting agreement dated May 13, 2010 (the “Underwriting Agreement”) by and among Funding, the Company and, as representatives of the several underwriters named therein, J.P. Morgan Securities Inc. and Morgan Stanley & Co. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 14, 2010, to the accompanying prospectus filed with the Commission on January 15, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-164364, 333-164364-01) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

The form of the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the related Guarantee for the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.2. These Exhibits are incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: May 19, 2010	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated May 13, 2010, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and, as representatives of the several underwriters named therein, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.	Filed herewith.

4.1	Form of Senior Notes May 19, 2014.	Filed herewith.

4.2	Form of Guarantee related to Senior Notes.	Filed herewith.